Exhibit 24


                                POWER OF ATTORNEY


     Know all men by these presents:

     That I, IRA J. KLEINMAN, of NEWARK, NEW JERSEY, a member of the Board of Directors of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, KIRK A. MONTGOMERY, AND THOMAS J. LOFTUS, or any of them severally for me in my name, place and stead to sign, where applicable:
Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and the Securities Exchange Act of 1934 and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

     The Pruco Life PRUvider Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said account;

     The Pruco Life Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Variable Universal Account and flexible premium variable universal life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent participating interests in said Account;

     Market value adjustment annuity contracts; and

     The Pruco Life Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 26 day of March, 1996.


                                        /s/ Ira J. Kleinman
                                        --------------------------------
                                               Signature



State of New Jersey   )
                      ) SS
County of Bergen      )


On this 26th day of March, 1996, before me personally appeared Ira J. Kleinman known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

My commission expires:  October 17, 1999


                                        /s/ Lillian Grigoli
                                        --------------------------------
                                             LILLIAN GRIGOLI
                                             NOTARY PUBLIC OF NEW JERSEY
                                             My Commission Expires Oct. 17, 1999

                                POWER OF ATTORNEY


     Know all men by these presents:

     That I, I. EDWARD PRICE, of NEWARK, NEW JERSEY, a member of the Board of Directors of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, KIRK A. MONTGOMERY, AND THOMAS J. LOFTUS, or any of them severally for me in my name, place and stead to sign, where applicable:
Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and the Securities Exchange Act of 1934 and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

     The Pruco Life PRUvider Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said account;

     The Pruco Life Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Variable Universal Account and flexible premium variable universal life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent participating interests in said Account;

     Market value adjustment annuity contracts; and

     The Pruco Life Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 1996.


                                        /s/ I. Edward Price
                                        --------------------------------
                                                Signature



State of New Jersey   )
                      ) SS
County of Bergen      )


On this 26th day of March, 1996, before me personally appeared I. Edward Price known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

My commission expires:  August 31, 1999


                                        /s/ Davis L. Butler
                                        --------------------------------
                                             Davis L. Butler
                                             Notary Public of New Jersey
                                             My Commission Expires Aug. 31, 1999

                                POWER OF ATTORNEY


     Know all men by these presents:

     That I, E. MICHAEL CAULFIELD, of NEWARK, NEW JERSEY, a member of the Board of Directors of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, KIRK A. MONTGOMERY, AND THOMAS J. LOFTUS, or any of them severally for me in my name, place and stead to sign, where applicable:
Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and the Securities Exchange Act of 1934 and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

     The Pruco Life PRUvider Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said account;

     The Pruco Life Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Variable Universal Account and flexible premium variable universal life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent participating interests in said Account;

     Market value adjustment annuity contracts; and

     The Pruco Life Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 1996.


                                        /s/ E. Michael Caulfield
                                        --------------------------------
                                                Signature



State of New Jersey   )
                      ) SS
County of Bergen      )


On this 26th day of March, 1996, before me personally appeared E. Michael Caulfield known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

My commission expires:  October 27, 1997


                                        /s/ Helen Anne McNulty
                                        --------------------------------
                                             Helen Anne McNulty
                                             Notary Public of New Jersey
                                             My Commission Expires Oct. 27, 1997

                                POWER OF ATTORNEY


     Know all men by these presents:

     That I, GARNETT L. KEITH, JR., of NEWARK, NEW JERSEY, a member of the Board of Directors of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, KIRK A. MONTGOMERY, AND THOMAS J. LOFTUS, or any of them severally for me in my name, place and stead to sign, where applicable:
Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and the Securities Exchange Act of 1934 and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

     The Pruco Life PRUvider Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said account;

     The Pruco Life Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Variable Universal Account and flexible premium variable universal life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent participating interests in said Account;

     Market value adjustment annuity contracts; and

     The Pruco Life Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 1996.


                                        /s/ Garnett L. Keith, Jr.
                                        --------------------------------
                                                 Signature



State of New Jersey   )
                      ) SS
County of Bergen      )


On this 26th day of March, 1996, before me personally appeared Garnett L. Keith, Jr. known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

My commission expires:  April 7, 1999


                                        /s/ Marga Conn
                                        --------------------------------
                                             Marga Conn
                                             notary Public of New Jersey
                                             My Commission Expires Apr. 7, 1999

                                POWER OF ATTORNEY


     Know all men by these presents:

     That I, WILLIAM F. YELVERTON, of NEWARK, NEW JERSEY, a member of the Board of Directors of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, KIRK A. MONTGOMERY, AND THOMAS J. LOFTUS, or any of them severally for me in my name, place and stead to sign, where applicable:
Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and the Securities Exchange Act of 1934 and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

     The Pruco Life PRUvider Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said account;

     The Pruco Life Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Variable Universal Account and flexible premium variable universal life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent participating interests in said Account;

     Market value adjustment annuity contracts; and

     The Pruco Life Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 1996.


                                        /s/ William F. Yelverton
                                        --------------------------------
                                                  Signature



State of New Jersey   )
                      ) SS
County of Bergen      )


On this 26th day of March, 1996, before me personally appeared William F. Yelverton known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

My commission expires:  October 30, 1996


                                        /s/ Darla Purefoy
                                        --------------------------------
                                             Darla Purefoy
                                             Notary Public of New Jersey
                                             My Commission Expires Oct. 30, 1996